ORCHID ISLAND CAPITAL ANNOUNCES

SEPTEMBER 2021 MONTHLY DIVIDEND AND

AUGUST 31, 2021 RMBS PORTFOLIO CHARACTERISTICS

•         September 2021 Monthly Dividend of $0.065 Per Share of Common Stock

•         RMBS Portfolio Characteristics as of August 31, 2021

•         Next Dividend Announcement Expected October 12, 2021

Vero Beach, Fla., September 16, 2021 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors (the “Board”) declared a monthly cash dividend for the month of September 2021. The dividend of $0.065 per share will be paid October 27, 2021, to holders of record of the Company’s common stock on September 30, 2021, with an ex-dividend date of September 29, 2021.  The Company plans on announcing its next common stock dividend on October 12, 2021.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of September 16, 2021, the Company had 138,055,140 shares of common stock outstanding. As of August 31, 2021, the Company had 129,280,140 shares of common stock outstanding. As of June 30, 2021, the Company had 117,500,013 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of August 31, 2021 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•         RMBS Valuation Characteristics

•         RMBS Assets by Agency

  Investment Company Act of 1940 (Whole Pool) Test Results
  Repurchase Agreement Exposure by Counterparty
  RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the

Company’s distributions and expected funding of purchased assets. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Aug 2021	Jun - Aug	Modeled	Modeled
					Net			Weighted	CPR	2021 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value(1)	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Sep)	in Sep)	(-50 BPS)(2)	(+50 BPS)(2)
Pass Through RMBS
15yr 2.5	$225,732	$238,943	4.55%	$105.85	2.50%	2.87%	8	167	5.8%	7.5%	$3,342	$(4,109)
15yr 4.0	578	621	0.01%	107.38	4.00%	4.51%	40	117	9.7%	9.2%	6	(7)
15yr Total	226,310	239,564	4.56%	105.86	2.50%	2.88%	9	167	5.8%	7.5%	3,348	(4,116)
20yr 2.0	150,000	154,236	2.94%	102.82	2.00%	2.86%	-	239	n/a	n/a	2,295	(3,197)
20yr Total	150,000	154,236	2.94%	102.82	2.00%	2.86%	-	239	n/a	n/a	2,295	(3,197)
30yr 2.5	628,233	654,656	12.46%	104.21	2.50%	3.40%	7	350	12.1%	14.9%	6,577	(12,877)
30yr 3.0	3,360,545	3,618,576	68.88%	107.68	3.00%	3.48%	6	352	7.5%	7.7%	46,504	(74,854)
30yr 3.5	326,189	359,127	6.84%	110.10	3.50%	4.01%	19	334	19.8%	19.6%	4,351	(6,198)
30yr 4.0	46,457	51,781	0.99%	111.46	4.00%	4.63%	62	292	23.7%	24.6%	841	(938)
30yr 4.5	49,944	56,292	1.07%	112.71	4.50%	4.97%	26	328	18.3%	23.7%	448	(720)
30yr Total	4,411,368	4,740,432	90.24%	107.46	2.99%	3.54%	8	350	9.4%	10.2%	58,721	(95,587)
Total Pass Through RMBS	4,787,678	5,134,232	97.73%	107.24	2.94%	3.49%	8	338	9.2%	10.0%	64,364	(102,900)
Structured RMBS
IO 20yr 3.0	190,169	17,486	0.33%	9.20	3.00%	3.68%	58	177	33.5%	n/a	(2,341)	1,732
IO 20yr 4.0	15,043	1,881	0.04%	12.50	4.00%	4.58%	116	117	19.7%	20.4%	(47)	31
IO 30yr 3.0	100,294	13,598	0.26%	13.56	3.00%	3.66%	48	304	17.5%	18.9%	(1,738)	1,323
IO 30yr 3.5	342,576	56,272	1.07%	16.43	3.50%	4.01%	46	305	17.6%	20.5%	(5,907)	4,469
IO 30yr 4.0	203,357	25,530	0.49%	12.55	4.00%	4.56%	65	287	31.4%	34.9%	(2,487)	2,547
IO 30yr 4.5	5,313	846	0.02%	15.92	4.50%	4.99%	134	213	27.0%	26.3%	(92)	81
IO 30yr 5.0	3,087	506	0.01%	16.39	5.00%	5.37%	134	214	46.1%	38.8%	(41)	41
IO Total	859,839	116,119	2.21%	13.50	3.47%	4.05%	55	268	24.6%	25.4%	(12,653)	10,224
IIO 30yr 4.0	53,077	3,043	0.06%	5.73	3.75%	4.40%	48	304	41.0%	25.8%	(459)	31
Total Structured RMBS	912,916	119,162	2.27%	13.05	3.49%	4.07%	55	270	25.6%	25.5%	(13,112)	10,255

Total Mortgage Assets	$5,700,594	$5,253,394	100.00%		3.03%	3.58%	15	327	12.0%	12.4%	$51,252	$(92,645)

											Interest	Interest
	Average	Hedge									Rate	Rate
	Notional	Period									Sensitivity	Sensitivity
Hedge	Balance	End									(-50 BPS)(2)	(+50 BPS)(2)
Eurodollar Futures	$(50,000)	Dec-2021									$(125)	$125
Swaps	(1,355,000)	Dec-2026									(37,214)	37,214
5-Year Treasury Future(3)	(269,000)	Dec-2021									(8,500)	8,490
10-Year Treasury Ultra(4)	(23,500)	Dec-2021									(2,415)	2,136
Swaptions	(244,350)	May-2022									(7,190)	9,047
Yield Curve Spread Floor	(150,000)	Feb-2023									n/a	n/a
Hedge Total	$(2,091,850)										$(55,444)	$57,012
Rate Shock Grand Total											$(4,192)	$(35,633)

(1)    Amounts in the tables above include assets with a fair value of approximately $317.3 million purchased in August 2021, which settle in September 2021.

(2)    Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(3)    Five-year Treasury futures contracts were valued at prices of $123.72 at August 31, 2021.  The market value of the short position was $332.8 million.

(4)    Ten-year Treasury Ultra futures contracts were valued at prices of $148.02 at August 31, 2021.  The market value of the short position was $34.8 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of August 31, 2021			As of August 31, 2021
Fannie Mae	$4,202,486	80.0%	Non-Whole Pool Assets	$359,155	6.8%
Freddie Mac	1,050,908	20.0%	Whole Pool Assets	4,894,239	93.2%
Total Mortgage Assets	$5,253,394	100.0%	Total Mortgage Assets	$5,253,394	100.0%

(1)    Amounts in the tables above include assets with a fair value of approximately $317.3 million purchased in August 2021, which settle in September 2021.

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of August 31, 2021	Borrowings(1)	Debt	Rate	in Days	Maturity
ABN AMRO Bank N.V.	$421,280	9.1%	0.12%	60	11/12/2021
Mirae Asset Securities (USA) Inc.	369,891	7.8%	0.12%	60	11/15/2021
Wells Fargo Bank, N.A.	356,357	7.6%	0.12%	36	10/22/2021
J.P. Morgan Securities LLC	342,010	7.3%	0.17%	18	11/22/2021
ASL Capital Markets Inc.	321,928	6.8%	0.12%	44	10/19/2021
RBC Capital Markets, LLC	296,331	6.3%	0.12%	64	11/10/2021
Cantor Fitzgerald & Co.	271,407	5.8%	0.12%	32	10/25/2021
Goldman Sachs & Co.	254,010	5.4%	0.13%	59	11/30/2021
Mitsubishi UFJ Securities (USA), Inc.	216,404	4.6%	0.27%	36	10/12/2021
ING Financial Markets LLC	203,609	4.3%	0.12%	15	10/12/2021
ED&F Man Capital Markets Inc.	199,989	4.2%	0.12%	51	11/19/2021
Nomura Securities International, Inc.	199,411	4.2%	0.11%	71	11/22/2021
Citigroup Global Markets Inc.	186,516	4.0%	0.12%	42	10/12/2021
Santander Bank, N.A.	157,774	3.3%	0.13%	30	10/14/2021
Barclays Capital Inc.	146,858	3.1%	0.12%	13	9/13/2021
BMO Capital Markets Corp.	138,151	2.9%	0.11%	39	10/22/2021
Merrill Lynch, Pierce, Fenner & Smith	133,749	2.8%	0.14%	43	10/14/2021
South Street Securities, LLC	124,623	2.6%	0.14%	57	11/23/2021
Daiwa Securities America Inc.	118,737	2.5%	0.11%	12	9/13/2021
Austin Atlantic Asset Management Co.	100,586	2.1%	0.14%	2	9/2/2021
Lucid Prime Fund, LLC	70,247	1.5%	0.19%	9	9/9/2021
Lucid Cash Fund USG, LLC	51,238	1.1%	0.12%	9	9/9/2021
J.V.B. Financial Group, LLC	32,897	0.7%	0.12%	53	10/25/2021
Total Borrowings	$4,714,003	100.0%	0.13%	42	11/30/2021

(1)    In August 2021, the Company purchased assets with a fair value of approximately $317.3 million, which settle in September 2021 that are expected to be funded substantially by repurchase agreements not included in the table above.

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400